Thrivent Series Fund, Inc.

Supplement to the Prospectus

dated April 28, 2017

with respect to

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Large Cap Index Portfolio

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM have been named portfolio managers of Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, and Thrivent Large Cap Index Portfolio (together, the “Portfolios”). Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Equity Portfolio Manager. Ms. Wang has been with Thrivent Financial since 2017 and is currently an Intermediate Equity Portfolio Manager. Prior to joining Thrivent Financial, Ms. Wang worked at Bryn Mawr Capital Management as a portfolio manager from 2009-2016.

Kevin R. Brimmer is no longer a portfolio manager for the Portfolios. As a result, all references to Mr. Brimmer are hereby removed from the prospectus.

The date of this Supplement is January 19, 2018.

Please include this Supplement with your Prospectus.

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